EXHIBIT 5.5
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[LOGO - RYDER SCOTT COMPANY]
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PETROLEUM CONSULTANTS                                      FAX (713) 651-0849
1100 LOUISIANA SUITE 3800  HOUSTON, TEXAS 77002-5218 TELEPHONE (713) 651-9191


                                                            June 7, 2007


Nexen Inc.
801- 7th Avenue S.W.
Calgary Alberta T2P 3P7
Canada



            CONSENT OF INDEPENDENT RESERVES EVALUATOR AND/OR AUDITOR


RE: REGISTRATION STATEMENT ON FORM F-10 (THE "REGISTRATION STATEMENT") OF NEXEN, INC. (THE "CORPORATION") FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") ON JUNE 7, 2007

         We refer to the Registration Statement filed by the Corporation under the Securities Act of 1933, as amended.

         We are a firm of independent petroleum consultants of Houston, Texas having prepared reports for the Corporation evaluating the Corporation's reserves as at December 31, 2006, as described in the Revised Annual Information Form ("AIF") of the Corporation dated April 2, 2007.

         We hereby consent to the use of and reference to our name under the heading "Experts" in the Registration Statement and to all other references to our firm and the inclusion of information derived from our reports in: (i) the AIF, which is incorporated by reference in the Registration Statement; (ii) the annual report of the Corporation on Form 10-K as filed with the SEC on February 26, 2007 as amended by the amended annual report of the Corporation on Form 10-K/A as filed with the SEC on April 2, 2007 (as amended, the "Form 10-K"); and (iii) the Registration Statement.

                                        Yours truly,

                                        /s/ Ryder Scott Company, L.P.

                                        RYDER SCOTT COMPANY, L.P.



Houston, Texas
June 7, 2007




              1200, 530 8TH AVENUE, S.W. CALGARY, ALBERTA T2P 3S8
                     TEL (403) 262-2799 FAX (403) 262-2790
            621 17TH STREET, SUITE 1550 DENVER, COLORADO 80293-1501
                     TEL (303) 623-9147 FAX (303) 623-4258